Exhibit 99.1

United Therapeutics: Enabling Inspiration J.P. MORGAN HEALTHCARE CONFERENCE JANUARY 13, 2025

2 INTRODUCTION Safe Harbor Statement MIROKIDNEY®, MIROLIVERELAP®, ORENITRAM®, REMODULIN®, TYVASO®, and TYVASO DPI® are registered trademarks of United Therapeutics Corporation and/or its subsidiaries. UHEART™, UKIDNEY™, ULOBE™, ULUNG™, and UTHYMOKIDNEY™ are trademarks of United Therapeutics Corporation and/or its subsidiaries. 2 All statements in this presentation are made as of January 13, 2025. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events, or otherwise. Statements included in this presentation that are not historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among others, statements related to our revenue growth expectations, the timing and success of our pipeline programs, our planned manufacturing and field force expansions, our organ manufacturing efforts, and similar statements concerning anticipated future events and expectations. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including the risk factors that we describe in our Securities and Exchange Commission filings, including our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this presentation. This presentation and any related discussions or statements are intended to educate investors about our company. Sometimes that process includes reporting on the progress and results of clinical trials or other developments with respect to our products. This presentation and any related discussions or statements are not intended to promote our products, to suggest that our products are safe and effective for any use other than what is consistent with their FDA-approved labeling, or to provide all available information regarding the products, their risks, or related clinical trial results. Anyone seeking information regarding the use of one of our products should consult the full prescribing information for the product available on our website at www.unither.com.

3 WHO WE ARE Enabling Inspiration Founded to save a daughter’s life Structured as a Public Benefit Corporation 3 Rare Lung Diseases Pediatric Oncology Organs & Organ Alternatives OUR FOCUS

4 WHO WE ARE Three Waves of Growth… FOUNDATION A robust, cash generating commercial business in rare disease INNOVATION A cascade of clinical and regulatory events over the next three years with the potential to expand our current business 1. Illustrative purposes only. $3B $4B $8B $16B Time Today Future Revenue1 REVOLUTION Address the shortage of organs for transplant 4

WHO WE ARE

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...Leading to a Cascade of Clinical & Regulatory Events[9]

2025

- UKidney™ IND[1] clearance
- CLES[2] PMA[3] approval
- *TETON 2* data in IPF[4]
- UKidney™ Study FPFT[5]
- miroliver*ELAP*[6] data in acute liver failure
- *ADVANCE OUTCOMES* study close in PAH

2026

- *TETON 1* data in IPF
- Nebulized Tyvaso® sNDA[7] for IPF
- *ADVANCE OUTCOMES* data in PAH[8]
- Ralinepag NDA for PAH

2027

- Nebulized Tyvaso® U.S. approval/launch in IPF
- Ralinepag U.S. approval/launch in PAH



1. IND – investigational new drug application. 2. CLES – centralized lung evaluation system.
3. PMA – premarket approval application. 4. IPF – idiopathic pulmonary fibrosis.
5. FPFT – first patient, first transplant. 6. ELAP – external liver assist product.
7. sNDA – supplemental new drug application. 8. PAH – pulmonary arterial hypertension.
9. All events and timing for these potential events represent our current expectations as of January 13, 2025, and are subject to change.

6 FOUNDATION A Solid Financial Foundation Nine consecutive quarters of double-digit y/y1 quarterly revenue growth Three years of double-digit annual revenue growth 23% revenue CAGR2 since Remodulin approval in 2002 1. y/y = year over year. 2. CAGR = compound annual growth rate. 3. Operating cash flow for the trailing twelve months ending September 30, 2024. 4. cash opex= cash operating expenses; our budget algorithm excludes non-cash items such as stock compensation, depreciation, and amortization, and certain cash items that have not been previously budgeted. 5. Defined as the fiscal year 2023 FY Bloomberg adjusted net income margin for members of the Nasdaq Biotech Index with a market cap above $10 billion at 12/24/24. $1 billion+ in annual operating cash flow3 Rigid budget algorithm: ≤50% of prior year revenue is spent on cash opex4 Most profitable biotech in our space5 Returned $1 billion to shareholders in 2024 6 TRACK RECORD OF GROWTH DISCIPLINED FINANCIAL MANAGEMENT GROWTH + DISCIPLINE = SUSTAINABLE SUCCESS

7 FOUNDATION Market Leadership with a Robust Platform Approach INHALED The most prescribed prostacyclin in the U.S. ORAL 11 sequential quarters of y/y quarterly revenue growth PARENTERAL The most prescribed parenteral prostacyclin in the U.S. 7

8 INNOVATION Leading with Innovation 8 A RELENTLESS PURSUIT OF INNOVATION OUR LONG-TERM VISION Tyvaso® IPF Ralinepag PAH Durable, strong cash flow from our current portfolio + Innovative research to create a sustainable business

9 INNOVATION TETON Program in IPF 9 TREPROSTINIL PIONEER Sir John Robert Vane. Photograph. Wellcome Collection. Source: Wellcome Collection. SIR JOHN R. VANE FRS NOBEL LAUREATE

10 INNOVATION TETON Program in IPF CLINICAL DATA STARTING 2H/25 10 Sir John Robert Vane. Photograph. Wellcome Collection. Source: Wellcome Collection. TREPROSTINIL MECHANISMS OF ACTION Platelet Deaggregation Antiproliferation Vasodilation Inotropism

11 INNOVATION Ralinepag Could Be the First Once-Daily Prostacyclin 1. QID = four times daily. 2. TID = three times daily. 3. BID = two times daily. 4. QD = once daily. 5. SQ = subcutaneous. 6. IV= intravenous. 7. Ralinepag is not approved for pulmonary arterial hypertension or any other indication. 8. Estimated timing based on our current expectations and assuming FDA approval. Our expectations may change. 9. Timing is based on our expectation that we will discontinue enrollment and event accrual for the ADVANCE OUTCOMES study in 2025. Our expectations may change. TRIAL COMPLETE IN 2025; DATA EXPECTED IN 20269 11 CONTINUOUS EVOLUTION OF PROSTACYCLIN DOSING CONVENIENCE

REVOLUTION

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Four Platforms with Four Organs & Organ Alternatives

BIO-ARTIFICIAL ORGAN ALTERNATIVES

- IVIVA Kidney
- mirokidney®
- miroliver®
- miroliver*ELAP*®[1]

XENOTRANSPLANTATION

- UKidney™
- UThymoKidney™
- UHeart™

REGENERATIVE MEDICINE

- ULobe™

3D AUTOLOGOUS PRINTING

- ULung™

1. ELAP = external liver assist product.

REVOLUTION

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Rapidly Progressing Toward a Revolution

UKIDNEY™ PRECLINICAL DATA

- NHP[1] studies complete
- Interim NHP data available[2]
- Xeno review paper published[3]
- Three UKidney® decedent studies completed[4]
- One living UKidney® recipient[5]

RECENT NYU UKIDNEY™ TRANSPLANT

Transplant completed November 25, 2024

Initial discharge December 6, 2024

Recipient doing well



UKIDNEY™ IND SUBMITTED; AWAITING CLEARANCE

1. NHP – non-human primate. 2. Eisenson, D., Hisadome, Y., Santillan, M. et al. Consistent survival in consecutive cases of life-supporting porcine kidney xenotransplantation using 10GE source pigs. Nat Commun 15, 3361 (2024). https://doi.org/10.1038/s41467-024-47679-6. 3. Peterson, L., Yacoub, M., Ayares, D., et al. Physiological basis for xenotransplantation from genetically modified pigs to humans. Physiological Reviews 104:3, 1409-1459 (2024). https://doi.org/10.1152/physrev.00041.2023. 4. Jones-Carr, M., Fatima, H., Kumar,V., et al. C5 inhibition with eculizumab prevents thrombotic microangiopathy in a case series of pig-to-human kidney xenotransplantation. J Clin Invest. 2024;134(5):e175996. https://doi.org/10.1172/JCI175996. 5. https://nyulangone.org/news/gene-edited-pig-kidney-gives-living-donor-new-lease-life.

1414 Pictured, left to right: Mr. Willie Bennett, Mrs. Towana Looney, Martine Rothblatt, Bina Rothblatt.

15 REVOLUTION Rapidly Progressing Toward a Revolution 15

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19 REVOLUTION Uniquely Positioned to Help Patients and Create Lasting Shareholder Value 19 PBC PHILOSOPHY When our patients succeed, we all succeed CASH FLOW + INNOVATION A unique combination of strong cash flow and a revolutionary pipeline 36 MONTHS OF CATALYSTS A three-year cascade of potential clinical data and regulatory catalysts starts in 2025 NO OTHER BIOTECH HAS THIS COMPELLING PROFILE